EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Key Tronic Corporation (the “Company”) on Form 10-K for the year ended July 1, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), I, Ronald F. Klawitter, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 18, 2006

/s/ Ronald F. Klawitter
Ronald F. Klawitter
Executive Vice President of Administration,
Chief Financial Officer and Treasurer